UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 28, 2006
CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (216-694-5700)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
On February 28, 2006, Portman Limited (“Portman”) filed with the Australian Stock Exchange its Annual Report for 2005 (“Annual Report”). The Annual Report is contained in Item 9.01 as exhibit 99(a) on Form 8-K and incorporated by reference into this Item 7.01. The information on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01. Financial Statements and Exhibits.
                                   (c) Exhibits:

Exhibit Number		Exhibit
99	(a)	Portman filed with the Australian Stock Exchange its Annual Report for 2005 on February 28, 2006	Filed Herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

	By:	/s/ George W. Hawk, Jr.

Name: George W. Hawk, Jr.
	Title:	General Counsel and Secretary
Dated: March 3, 2006

INDEX TO EXHIBITS

Exhibit Number		Exhibit
99	(a)	Portman filed with the Australian Stock Exchange its Annual Report for 2005 on February 28, 2006	Filed Herewith